Exhibit 99.1

HIPPO LACE LIMITED

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

Page

Report of Independent Registered Public Accounting Firm	1

Consolidated Balance Sheet as of March 31, 2010 (Restated)	2

Consolidated Statement of Income and Comprehensive Income for the Period
from December 11, 2009 (Date of Inception) to March 31, 2010 (Restated)	3

Consolidated Statement of Stockholder’s Equity
from December 11, 2009 (Date of Inception) to March 31, 2010 (Restated)	4

Consolidated Statement of Cash Flows
from December 11, 2009 (Date of Inception) to March 31, 2010 (Restated)	5 – 6

Notes to the Consolidated Financial Statements (Restated)	7 -25

VOCATION HK CPA LIMITED
Chartered Accountants
Certified Public Accountants

3/F., Malaysia Building, 50 Gloucester Road, Wanchai,
HONG KONG.
Tel : (852) 2332 0661(23 lines)
Fax : (852) 2332 0304, 2388 2086
E-mail : cpa@uhy-hk.com
Website : www.uhy-hk.com

天道香港會計師事務所有限公司
香港灣仔告士打道五十號
馬來西亞大廈三字樓
電話：二三三二零六六一
傳真：二三三二零三零四
傳真：二三八八二零八六

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF HIPPO LACE LIMITED

We have audited the accompanying consolidated balance sheet of Hippo Lace Limited (the "Company") as of March 31, 2010 and the related consolidated statement of income, statement of changes in stockholders' equity and cash flows for the period from December 11, 2009 (Inception) to March 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hippo Lace Limited as of March 31, 2010, the consolidated results of its operations and its cash flows for the period from December 11, 2009 (Inception) to March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2(c) to the consolidated financial statements, the Company's minimal revenues, its dependency from continued funding from its stockholder and the net cash used in operating activities raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

UHY VOCATION HK CPA LIMITED
Certified Public Accountants

Hong Kong, the People's Republic of China, 24 OCT 2011

An independent member firm of UHY

HIPPO LACE LIMITED
CONSOLIDATED BALANCE SHEET (RESTATED)

March 31, 2010

ASSETS
CURRENT ASSETS
Cash	$ 15,322
Due from related party	30,817
Other receivable	5,734
Inventories	2,604
Total current assets	54,477

Property and equipment, net	124,789
Security deposits	41,077
Goodwill	32,560

TOTAL ASSETS	$ 252,903

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 32,673
Income tax payable	2,421
Due to related party	8,812
TOTAL CURRENT LIABILITIES	43,906

Stockholder's loan	196,266

TOTAL LIABILITIES	$ 240,172

STOCKHOLDER'S EQUITY
Common stock, 50,000 shares authorized without a par value;
1 share issued and outstanding	$ 1
Retained earnings	12,730
TOTAL STOCKHOLDER'S EQUITY	12,731

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 252,903

See accompanying notes to consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (RESTATED)
For the period from December 11, 2009 (Date of inception) to
March 31, 2010

Revenue	$ 23,695

Cost of goods sold (exclusive of depreciation)	(9,008)

Gross profit	14,687

Operating expenses	(51,533)

OPERATING LOSS BEFORE INCOME TAXES	$ (36,846)

OTHER INCOME/(EXPENSES)
Other income	51,997
Other expenses	-
TOTAL OTHER INCOME, NET	51,997

INCOME BEFORE INCOME TAXES	15,151

INCOME TAXES EXPENSES	(2,421)

NET INCOME	$ 12,730

Earning per common share
Basic and fully diluted	$ 12,730

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	1
See accompanying notes to consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY (RESTATED) FOR THE PERIOD FROM DECEMBER 11, 2009 (DATE OF INCEPTION) TO MARCH 31, 2010

	Common Stock			Total
			Retained	stockholder's
	Number	Amount	earnings	equity

Balance at December 11, 2009 (date of inception)
	-	$ -	$ -	$ -
Common stock issued for cash	1	1	-	1
Net income for the period	-	-	12,730	12,730
Balance as of March 31, 2010	1	$ 1	$ 12,730	$ 12,731

See accompanying notes to consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENT OF CASH FLOWS (RESTATED)

For the period from December 11, 2009 (Date of inception) to
March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 12,730
Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation	45
Changes in operating assets and liabilities:
Due from related party	(20,545)
Other receivable	(5,417)
Inventories	2,597
Security deposit	9,218
Accounts payable	17,576
Income tax payable	2,421
Due to related party	(22,005)

NET CASH USED IN OPERATING ACTIVITIES	$ (3,380)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for acquisition of subsidiary, net of cash acquired	(177,565)
NET CASH USED IN INVESTING ACTIVITIES	(177,565)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from stockholder's loan	$ 196,266
Cash received from issuance of common stock	1

NET CASH PROVIDED BY FINANCING ACTIVITIES	$ 196,267

NET INCREASE IN CASH	$ 15,322

HIPPO LACE LIMITED
CONSOLIDATED STATEMENT OF CASH FLOWS (RESTATED)

CASH
Beginning of period	-
End of period	$ 15,322

Supplemental disclosures of cash flow information:
Cash paid for interest	$ -
Cash paid for income taxes	$ -

Cash paid for acquisition of subsidiary, net of cash acquired:

Consideration paid:
Cash paid, net of repayment of stockholder’s loan and cash acquired	$ 91,367

Allocated to:
Inventory	$ 5,201
Due from related party	10,272
Other receivable and prepaid expenses	9,651
Security deposit	40,960
Property and equipment	124,834
Accounts payable	(7,561)
Accrued expenses	(7,535)
Due to related party	(30,817)
Stockholder’s loan	(86,198)
Net tangible assets	$ 58,807

Value of excess of purchase price over net assets
Acquired allocated to:
Goodwill	$ 32,560
See accompanying notes to consolidated financial statements.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 1 ORGANIZATION

Hippo Lace Limited (“the Company”) was incorporated on December 11, 2009 in the British Virgin Islands (“BVI”) with a maximum authorized share capital of 50,000 ordinary shares. On January 12, 2010, a share was issued for $1 to Mr. Gu Yao, who is the sole shareholder of the Company. The Company principally acts as an investing holding company.

In February 2010, the Company entered into and consummated an agreement with Sizegenic Holdings Limited, a BVI corporation, to acquire 100% interests of its wholly owned subsidiary, Legend Sun Limited (“Legend Sun”). The consideration of $182,982, pursuant to the supplementary agreement, included repayment of the balance of stockholder’s loan from Sizegenic to Legend Sun and the Company becomes the successor of Sizegenic to own the stockholder’s loan to Legend Sun, was paid in full on February 17, 2010 and the share transfer was completed on February 24, 2010. Legend Sun is a limited liability company incorporated and domiciled in Hong Kong and its principal activity is to provide catering services in Hong Kong.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of Presentation

The consolidated financial statements have been prepared in conformity with accounting

principles generally accepted in the United States of America. The Company’s functional   currency is the Hong Kong Dollar, however the accompanying consolidated financial   statements have been translated and presented in United States Dollars.

(b)

 Principles of Consolidation

The balance sheet as of March 31, 2010 includes the Company and its wholly-owned subsidiary, Legend Sun. Additionally, the results of operations and cash flows includes the operations of Legend Sun for the period from February 24, 2010 to March 31, 2010. All intercompany accounts and transactions have been eliminated.

(c)

Going concern and management’s plans

These consolidated financial statements have been prepared assuming that the Company will   continue as a going concern and, accordingly, do not include any adjustments that might   result from the outcome of this uncertainty.  The Company’s minimal revenues, its 1  dependency from continued funding from its stockholders and the net cash used in operating   activities raise substantial double about its ability to continue as a going concern. The   Company's business plan includes raising funds from outside potential investors.  However,   there is no assurance that it will be able to do so.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(d)

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting

principles generally accepted in the United States of America requires management of the   Company to make estimates and assumptions that affect the reported amounts of assets and   liabilities and disclosure of contingent assets and liabilities at the date of the financial   statements and the reported amounts of revenues and expenses during the reporting period.   Actual results could differ from those estimates. The Company’s significant estimates   include the reserves related to receivables, the recoverability and useful lives of long lived   assets and realizable values for inventories.

(e)

 Foreign currency translation

Assets and liabilities of foreign subsidiaries are translated at the rate of exchange in effect on   the balance sheet date; income and expenses are translated at the average rate of exchange   prevailing during the period. The related transaction adjustments are reflected in   “Accumulated other comprehensive income/(loss)’’ in the equity section of our   consolidated balance sheet.

The period-end rates March 31, 2010 of Hong Kong dollar to one US dollar were 7.7800;

average rates for the period from December 11, 2009 to March 31, 2010 were 7.7644.

(f)

 Property and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment

losses. Improvements to leased assets or fixtures are amortized over their estimated useful   lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which   do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset’s estimated useful lives or lease period,

using the straight line method, at the following annual rates:-

Furniture and equipment: 10% - 20%, per annum

Computer equipment: 10%, per annum

Leasehold improvements: over the lease term

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(g)

 Inventories

Inventories consist of finished goods which include food and beverage materials and products for catering service.  Inventories are measured at the lower of cost or market.  Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. The management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if a valuation allowance is required.

(h)

 Other receivables

Other receivables mainly represents amount due from Sino Wish for purchase of coffee machine on its behalf.

i.

Cash

Cash consist of cash on hand and at banks. Substantially all of the Company's cash deposits are held with financial institutions located in Hong Kong. Management believes these financial institutions are of high credit quality.

ii.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the

identifiable tangible and intangible assets acquired and the fair value of liabilities   assumed in an acquisition.  Accounting Standards Codification (“ASC”)-350-30-50   “Goodwill and Other Intangible Assets”, requires the testing of goodwill and   indefinite-lived intangible assets for impairment at least annually.  The Company tests   goodwill for impairment in the fourth quarter each year.  Goodwill impairment is   computed using the expected present value of associated future cash flows.  There was   no impairment of goodwill as of March 31, 2010.

(i)

Impairment of long-lived assets

Long-lived assets are comprised of property and equipment. Pursuant to the provisions of

ASC360-10, “Property, plant and equipment”, long-lived assets to be held and used are   reviewed for possible impairment whenever events indicate that the carrying amount of such   assets may not be recoverable by comparing the undiscounted cash flows associated with the   assets to their carrying amounts. If such a review indicates an impairment, the carrying   amount would be reduced to fair value.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(j)

Accounts payable and accrued expenses consist of the following:

Accounts payable Accrued expenses	6,049
Legal and professional fees	16,000
Payroll and other operating expenses	10,624
$ 32,673

Other payable represents accrued payroll and expenses.

(k)

 Fair value measurements

ASC Topic 820, Fair Value Measurement and Disclosures, defines fair value as the

exchange price that would be received for an asset or paid to transfer a liability (an exit price)   in the principal or most advantageous market for the asset or liability in an orderly   transaction between market participants on the measurement date. ASC Topic 820 also   establishes a fair value hierarchy which requires classification based on observable and   unobservable inputs when measuring fair value. There are three levels of inputs that may be   used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar   assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter.

The carrying values of cash, other receivables, accounts payable and accrued expenses, and short-term borrowings approximate fair values due to their short maturities.

There was no asset or liability measured at fair value on a non-recurring basis as of March 31, 2010.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(l)

Income Taxes

Income taxes are provided for using the liability method of accounting in accordance with

ASC 740 “Income Taxes”. A deferred tax asset or liability is recorded for all temporary   differences between financial and tax reporting. Temporary differences are the differences   between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets   are reduced by a valuation allowance when, in the opinion of management, it is more likely   than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the   financial reporting and tax bases of assets and liabilities and are measured using the enacted   tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management

concludes it is more likely than not that the assets will not be realized.  Deferred tax assets   and liabilities are measured using enacted tax rates expected to apply to taxable income in   the years in which those temporary differences are expected to be recovered or settled.  The   effect on deferred tax assets and liabilities of a change in tax rates is recognized in the   statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for

financial statement recognition and measurement of a tax position taken in the tax return.   This interpretation also provides guidance on de-recognition of income tax assets and   liabilities, classification of current and deferred income tax assets and liabilities, accounting   for interest and penalties associated with tax positions, accounting for income taxes in   interim periods and income tax disclosures.

(m)

 Other comprehensive income

The Company has adopted ASC 220 “Comprehensive Income”.  This statement establishes

rules for the reporting of comprehensive income and its components.  Comprehensive   income consists of net income and foreign currency translation adjustments.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(n)

Revenue recognition

Revenue represents the invoiced value of goods sold or services provided.  Revenue is recognized when all the following criteria are met:

a.

Persuasive evidence of an arrangement exists.

b.

Services had been rendered.

c.

The seller’s price to the buyer is fixed or determinable, and

d.

Collectivity is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold.  Other

income from consultancy services is recognized on the accrual basis when the services are   rendered.

(o)

 Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the   Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed   under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a   defined contribution scheme, the assets of which are held in separate trustee-administered   funds. The Company's contributions to the scheme are expensed as incurred and are vested   in accordance with the scheme' vesting scales.

(p)

 Segment information

ASC 280 “Segment reporting” establishes standards for reporting information on operating

segments in interim and annual financial statements. The Company has only one segment,   all of the Company's operations and customers are in Hong Kong and all incomes are   derived from the provision of catering services. Accordingly, no geographic information is   presented.

(q)

 Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal

proceedings and environmental claims arising out of the normal course of businesses that   relate to a wide range of matters, including among others, contracts breach liability. The   Company records accruals for such contingencies based upon the assessment of the   probability of occurrence and, where determinable, an estimate of the liability. Management   may consider many factors in making these assessments including past history, scientific   evidence and the specifics of each matter.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(q)

Commitments and contingencies (…/Cont’d)

As of March 31, 2010, the Company's management has evaluated all such proceedings and   claims. In the opinion of management, the ultimate disposition of these matters will not have   a material adverse effect on the Company's financial position, liquidity or results of   operations.

(r)

 Recently Issued Accounting Pronouncements

We describe below recent pronouncements that have had or may have a significant effect on   our financial statements. We do not discuss recent pronouncements that are not anticipated   to have an impact on or are unrelated to our financial condition, results of operations, or   disclosures.

In January 2010, the FASB issued new accounting guidance, under ASC Topic 820 on Fair   Value Measurements and Disclosures. The guidance requires some new disclosures and   clarifies some existing disclosure requirements about fair value measurement. The guidance   now requires a reporting entity to use judgment in determining the appropriate classes of   assets and liabilities and to provide disclosures about the valuation techniques and inputs   used to measure fair value for both recurring and nonrecurring fair value measurements. The   guidance is effective for interim and annual reporting periods beginning after December 15,   2009. As this standard relates specifically to disclosures, the adoption did not have a   material impact on the Company’s condensed consolidated financial statements.

In February 2010, the FASB issued new accounting guidance, under ASC Topic 855 on

Subsequent Events, which requires an entity that is an SEC filer to evaluate subsequent   events through the date that the financial statements are issued and removes the requirements   that an SEC filer disclose the date through which subsequent events have been   evaluated.  The guidance was effective upon issuance. The adoption of the guidance did not   have a material impact on the Company’s condensed consolidated financial statements.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 3 BUSINESS ACQUISITION

In February 2010, the Company entered into a sale and purchase agreement with Sizegenic Holdings Limited, a BVI corporation, to acquire its wholly owned subsidiary, Legend Sun Limited (“Legend Sun”). Pursuant to the sale and purchase agreement, the Company paid a total consideration of $182,982 (approximate HK$1,425,024) in exchange for 100% ownership of Legend Sun. Legend Sun is a Hong Kong company and it principally engages in provision of catering services in Hong Kong.  Pursuant to a Supplementary Agreement to the sale and purchase agreement, the consideration of 182,982 included repayment of the balance of the stockholder’s loan from Sizegenic to Legend Sun and the Company became the successor of Sizegenic to own the stockholder’s loan to Legend Sun.  Cheung Ming is the sole shareholder of Sizegenic.  There was no relationship between Gu Yao and Sizegenic or Cheung Ming prior to the sale of Legend Sun. The fair values of the assets acquired and liabilities assumed at the date of acquisition as determined in accordance with ASC 805, and the purchase price allocation at the date of acquisition, were as follows:

Consideration Paid:
Cash Paid	$ 182,982
Repayment of stockholder’s loan	(86,198)
Cash acquired	(5,417)
Cash paid, net of repayment of stockholder’s loan and cash acquired	91,367

Allocated to:
Inventory	$ 5,201
Due from related party	10,272
Other receivable and prepaid expenses	9,651
Security deposit	40,960
Property and equipment	124,834
Accounts payable	(7,561)
Accrued expenses	(7,535)
Due to related party	(30,817)
Stockholder’s loan	(86,198)
Net tangible assets	$ 58,807

Value of excess of purchase price over net assets
Acquired allocated to:
Goodwill	$ 32,560

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 4 INVENTORIES

Inventories are stated at lower of cost or market.  Inventories represent finished goods include food and beverage materials and products for catering services.

NOTE 5 PROPERTY AND EQUIPMENT

Property and equipment of the Company consist primarily of restaurant facilities and equipment owned and operated by the Company's wholly owned subsidiaries.  Property and equipment as of March 31, 2010 are summarized as follows:

Furniture & equipment	$ 46,956
Leasehold improvement	86,001
Computer equipment	7,066
______________________
Total	140,023
Accumulated depreciation and amortization	(15,234)
Balance as at period ended	$ 124,789

Depreciation and amortization expense for the period from December 11, 2009 to March 31, 2010 was $45.

NOTE 6 SECURITY DEPOSITS

Security deposits mainly consist of five months rental and management fee security deposits, electricity and water meter deposits for company owned restaurant, and was recorded by the time of payment.  Security and deposits as of March 31, 2010 are summarized as follows:

Rental and management fee security deposit	$ 35,888
Electricity deposit	3,595
Water deposit	771
Food supplies deposit	706
Other deposit	117
$ 41,077

NOTE 7 COST OF GOODS SOLD

Cost of goods sold consists of finished goods including food and beverage materials and products for catering services sold by the company-owned restaurant and the subfranchise annual fee expenses and exclusive of depreciation expenses which are shown separately under Note 8 Operating Expenses.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 8 OPERATING EXPENSES

Operating expenses consist of the following for the period from December 11, 2009 to March 31, 2010

Staff costs	$ 11,059
Property rent, rates and management fee	9,409
Electricity and utilities	1,879
Depreciation	45
Professional and audit fee	16,000
Other	13,141
$ 51,533

NOTE 9 OTHER INCOME AND EXPENSES

Other income represents consultancy fee for the provision of services related to the selection of bistro location, interior design, determination of menu and price, employee training, marketing and promotion, set up and monitor logistic and control of food ordering, production and serving, and kitchen management to a former subsidiary company under Sizegenic to operate a Portugal bistro named Delta Cafes and ceased from Apr 2010 following the acquisition of Legend Sun by Hippo Lace.  The revenue is recognized based on monthly services as stipulated in the agreement.

Other expenses represent the first annual franchise fee for Company’s owned shop paid to Sizegenic.

NOTE 10 INCOME TAX

All of the Company’s income tax is generated in Hong Kong.

A reconciliation of the expected income tax expense to the actual income tax expense as of March 31, 2010 is as follows:

Income before tax	$ 14,692
HK income tax rate	16.5%
Expected income tax expenses calculated at HK income tax rate	2,424
Temporary difference	(3)
Actual income tax expense	$ 2,421

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 10 INCOME TAX (…Cont’d)

The Company's income tax provision in respect of operations in Hong Kong is calculated at the applicable tax rates on the estimated assessable profits for the year based on existing legislation, interpretations and practices in respect thereof. The standard tax rate applicable to the Company was 16.5%. No deferred tax liability has been provided as the amount involved is immaterial.

NOTE 11 OPERATING LEASE COMMITMENTS

The Company entered into a rent agreement on June 1, 2009 to lease premises for operation of our Company-owned restaurant for a term of 5 years at a monthly rental rate of $6,667 for the first three years and $8,333 for the last two years.

As of March 31, 2010, the total future minimum lease payments under non-cancellable operating lease in respect of leased premise are payable as follows:-

Year ended March 31,
2011	$ 92,602
2012	92,602
2013	15,433
Total	$ 200,637

NOTE 12 RELATED PARTY TRANSACTIONS

Balance with related party

Stockholder’s loan: Gu Yao, stockholder	$ 196,266

Amounts received from stockholder for the period from December 11, 2009 (inception) to March 31, 2010	$ 196,266
Due to Sizegenic Holdings Limited (“Sizegenic”) (Common stockholder of Sizegenic and Studio II , Mr. Cheung Ming)	$ 8,812

Amounts charged by Sizegenic for the period from December 11, 2009 (inception) to March 31, 2010	$ 8,812

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 12 RELATED PARTY TRANSACTIONS (…\Cont’d)

Due from Joystick Limited (“Joystick”) (Wholly-owned subsidiary of Sizegenic)	$ 30,817

Amounts charged to Joystick for the period from December 11, 2009 (inception) to March 31, 2010	$ 51,362

The stockholder’s loan mainly represents the loan advance by Gu Yao to the Company for acquisition of the wholly own subsidiary on February 24, 2010, Legend Sun.  This loan agreement was entered by the Company and Gu Yao on December 11, 2009 for a term of 2 years.  This loan is unsecured, non-interest bearing and repayable after one year on December 11, 2011.

The Company had amount charged to and by related parties.  The amount charged by and due to Sizegenic mainly represents the 50% discounted first year franchise annual fee amounting to $5,136 pursuant to the related franchise agreements in place..

The amount due from Joystick represents the monthly fee at $10,272 for consultancy services to Joystick to operate a Portugal café bristro for January to March 2010.  Such amount will be offset with amount due to Sizegenic through agreement with Sizegenic.

The amount charged to Joystick represents the consultancy services fee for February to March 2010 and the forfeited consultancy service deposit due to termination of agreement before expiration of the term.

NOTE 13 CERTAIN RISK AND CONCENTRATION

Credit risk

As of March 31, 2010, substantially all of the Company’s cash included bank deposits in accounts maintained within Hong Kong, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

There were no significant customers or vendors which accounts for 10% or more of the Company’s revenues or purchases during the period presented.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 14 SUBSEQUENT EVENT

We evaluated subsequent events through the issuance date of our financial statements.  On February 10, 2011, the Company and the sole shareholder Mr. Gu Yao entered into Share Exchange Agreement and Supplementary Agreement with Studio II Brands, INC. (“Studio II”), a Florida corporation whereby Studio II agreed to issue 2,291,100 shares of the common stock to Mr. Gu Yao to (a) acquire all of the issued and outstanding shares of common stock of the Company, and (b) repay the balance of the stockholder’s loan from Mr. Gu Yao to the Company and became the successor of Mr. Gu Yao to own the stockholder’s loan to the Company. Upon consummation of the transaction, Studio II would become the holding company of the Company.

The exchange transaction was a private placement transaction, and the shares issued in the exchange transaction were not registered under the Securities Act of 1933, in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act and by Regulation S promulgated under the Securities Act. Accordingly, all shares issued in the exchange transaction will constitute “restricted securities” as defined in Rule 144 under the Securities Act of 1933.

NOTE 15 RESTATED FINANCIAL STATEMENTS

On August 1, 2011, the Borad of Directors of the Company concluded, based upon the recommendation of management to respond to SEC comments issued on June 17, 2011 regarding principle of consolidation of Legend Sun by HLL on the acquisition date of February 24, 2010, and inclusion of financial statements of Legend Sun (predecessor to Hippo Lace) for April 1, 2009 through February 23, 2010 and Hippo Lace (successor) for the period from February 24, 2010 through March 31, 2010 in bifurcated format in the Form 10-K for the year ended March 31, 2011, that the  previously issued consolidated financial statements for HLL and its subsidiary Legend Sun as of March 31, 2010 and for the period from December 11, 2009 to March 31, 2010 in the exhibit 99.1 of Form 8-KA filed on May 13, 2011 should no longer be relied upon.  The misstatements in the financial statements are mainly attributed to the fact that we included consolidation of the financial results of Legend Sun for periods prior to the date of its acquisition by the Company on February 24, 2010.  The result of such restatement indicates immaterial understated net income and goodwill at $459, respectively.  The reconciliations of the restated financial statements to the original version with disclosure of nature and material type of error are as follows:

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

NOTE 15 RESTATED FINANCIAL STATEMENTS (…\Cont’d)

Consolidated balance sheet as of March 31, 2010

The restated goodwill and retained earnings increased by $459 respectively mainly as a result of increased net income due to a lower consolidated operating loss net of decreased other income because the consolidation period for financial results was changed to include only the period from February 24, 2010 (date the Company acquired Legend Sun) to March 31, 2010 instead of the period from January 1, 2010 to March 31, 2010.

Other receivable for consultancy services income for January to March 2010 from Joystick, wholly owned subsidiary of Sizegenic, reclassified and reported as related party transaction.

Consolidated statement of income and comprehensive income for the period from December 11, 2009 (inception) to March 31, 2010

The increased net income mainly attributed to the lower operating loss and substantially offset by loss of other income, net consisted of consultancy fee income for January and first year franchise annual fee expenses due to the change of consolidation period.

Consolidated statement of stockholder’s equity for the period from December 11, 2009 (inception) to March 31, 2010

Changes are the result of the increase of retained earnings of $459 as explained above under the consolidated balance sheet.

Consolidated statement of cash flows for the period from December 11, 2009 (inception) to March 31, 2010

The change of the consolidation period to date of acquisition resulted cash flow movements of operating and investing assets and liabilities as indicated in the statement.  The restated goodwill represents the movement of the acquired assets and liabilities in the purchase price allocation caused by the change of consolidation period.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

CONSOLIDATED BALANCE SHEET
	As of March 31,2010
	Original	Adjustment	Restated
ASSETS
CURRENT ASSETS
Due from related party	$ -	$30,817	$30,817
Other receivable	36,551	(30,817)	5,734

Goodwill	32,101	459	32,560

TOTAL ASSETS	252,444	459	252,903

STOCKHOLDER'S EQUITY
Retained earnings	__12,271	459	12,730
TOTAL STOCKHOLDER'S EQUITY	12,272	459	12,731

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 252,444	$ 459	$ 252,903

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
For the period from December 11, 2009 (Date of inception) to March 31, 2010

	Original	Adjustment	Restated
Revenue	$ 56,930	$ (32,600)	$ 24,330

Cost of goods sold (exclusive of depreciation)	(18,864)	9,856	(9,008)

Gross profit	38,066	(22,744)	15,322

Operating expenses	(79,873)	28,340	(51,533)

OPERATING LOSS BEFORE INCOME TAXES	(41,807)	5,596	(36,211)

OTHER INCOME/(EXPENSES)
Other income	61,635	(10,273)	51,362
Other expenses	(5,136)	5,136	-
TOTAL OTHER INCOME, NET	56,499	(5,137)	51,362

INCOME BEFORE INCOME TAXES	14,692	459	15,151

INCOME TAXES EXPENSES	(2,421)	-	(2,421)

NET INCOME	$ 12,271	$ 459	$ 12,730

Earning per common share
Basic and fully diluted	$ 12,271	$ 459	$ 12,730

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING	1	-	1

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
FOR THE PERIOD FROM DECEMBER 11, 2009 (DATE OF INCEPTION) TO MARCH 31, 2010

Original
				Total
	Common stock		Retained	stockholder's
	Number	Amount	earnings	equity

Balance at December 11, 2009 (date of inception)	-	-	-	-
Common stock issued for cash	1	1	-	1
Net income for the period	-	-	12,271	12,271
Balance as of March 31, 2010	1	1	12,271	12,272

Adjustment
				Total
	Common stock		Retained	stockholder's
	Number	Amount	earnings	equity

Balance at December 11, 2009 (date of inception)	-	-	-	-
Common stock issued for cash	-	-	-	-
Net income for the period	-	-	459	459
Balance as of March 31, 2010	-	-	459	459

Restated				Total
	Common stock		Retained	stockholder's
	Number	Amount	earnings	Equity

Balance at December 11, 2009 (date of inception)	-	-	-	-
Common stock issued for cash	1	1	-	1
Net income for the period	-	-	12,730	12,730
Balance as of March 31, 2010	1	1	12,730	12,731

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

CONSOLIDATED STATEMENT OF CASH FLOWS
For the period from December 11, 2009 (Date of inception) to March 31, 2010

	Original	Adjustment	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$12,271	$ 459	$12,730
Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation	4,241	(4,196)	45
Changes in operating assets and liabilities:
Due from related party	-	(20,545)	(20,545)
Other receivable	(36,304)	30,887	(5,417)
Inventories	1,545	1,052	2,597
Security deposit	3,488	5,730	9,218
Accounts payable	1,085	16,491	17,576
Income tax payable	2,421	-	2,421
Due to related party	7,528	1,284	8,812
Other payable	(11,054)	11,054	-
Deposit received	-	(30,817)	(30,817)
NET CASH USED IN OPERATING ACTIVITIES	(14,779)	11,399	(3,380)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for acquisition of subsidiary, net of cash acquired	(162,511)	(15,054)	(177,565)
Purchase of property and equipment	(3,655)	3,655	-
NET CASH USED IN INVESTING ACTIVITIES	(166,166)	(11,399)	(177,565)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stockholder's loan	196,266	-	196,266
Cash received from issuance of common stock	1	-	1

NET CASH PROVIDED BY FINANCING ACTIVITIES	196,267	-	196,267

NET INCREASE IN CASH	15,322	-	15,322

CASH
Beginning of period	-	-	-
End of period	$ 15,322	$ -	$ 15,322

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010 (RESTATED)

Cash paid for acquisition of subsidiary, net of cash acquired:

Consideration paid:
Cash paid, net of cash acquired	$ 162,511	$ 15,054	$ 177,565

Allocated to:
Inventory	4,148	1,053	5,201
Due from related party	-	10,272	10,272
Other receivable and prepaid expenses	-	9,651	9,651
Security deposit	44,811	(3,851)	40,960
Property and equipment	125,375	(541)	124,834
Accounts payable	(4,963)	(2,598)	(7,561)
Accrued expenses	(8,144)	609	(7,535)
Due to related party	(30,817)	-	(30,817)
	130,410	14,595	145,005
Value of excess of purchase price over net assets
Acquired allocated to:
Goodwill	$ 32,101	$ 459	$ 32,560